UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2025

BioSig Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38659	26-4333375
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 Aloma Avenue, Suite 243

Winter Park, Florida 32792

(Address of Principal Executive Offices) (Zip Code)

(203) 409-5444

(Registrant’s Telephone Number, Including Area Code)

12424 Wilshire Blvd, Suite 745

Los Angeles, California 90025

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 10, 2025, BioSig Technologies, Inc. (the “Company”) filed an amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect a change in the name of the Company from “BioSig Technologies, Inc.” to “Streamex Corp.” (the “Name Change”). In addition, effective before the open of market trading on September 12, 2025, the Company’s common stock will cease trading under the ticker symbol “BSGM” and will begin trading on the Nasdaq Stock Market under the ticker symbol “STEX” (the “Symbol Change”). The aforementioned Name Change and Symbol Change was approved by the Board of Directors of the Company.

The Name Change does not affect the rights of the Company’s security holders. There will be no change to the Company’s CUSIP in connection with the Name Change. Following the Name Change, existing stock certificates, which reflect the Company’s prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Pursuant to Section 242 of the Delaware General Corporation Law, stockholder approval was not required to complete the Name Change or to approve or effect the Certificate of Amendment. The information set forth herein is qualified in its entirety by the reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On September 10, 2025, the Company issued a press release announcing the Name Change and Symbol Change. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Amended And Restated Certificate Of Incorporation of BioSig Technologies, Inc.
99.1	Press Release, dated September 10, 2025
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: September 11, 2025	By:	/s/ Karl Henry McPhie
	Name:	Karl Henry McPhie
	Title:	Chief Executive Officer